SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   |X|
Filed by a Party other than the Registrant     |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12

                           TROY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)  Total fee paid:

     ---------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

         -----------------------------------------------------------------------

         2)   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         3)   Filing Party:

         -----------------------------------------------------------------------

         4)   Date Filed:

         -----------------------------------------------------------------------

                           TROY FINANCIAL CORPORATION

                                [INSERT GRAPHIC]


                                                                 January 8, 2001

TO THE SHAREHOLDERS OF
TROY FINANCIAL CORPORATION:

         You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of Troy Financial Corporation to be held on Thursday, February 8, 2001, at 10:00 a.m. Eastern Time, at The Century House, 997 New Loudon Road, Route 9, Latham, NY 12110.

         At the Annual Meeting, you will be asked: (i) to elect three directors, each to serve for a three-year term, (ii) approve matters related to the vesting of awards under the Troy Financial Corporation Long-Term Equity Compensation Plan and (iii) to transact such other business as may properly come before the Annual Meeting or any adjournments of the meeting.

         The Board of Directors unanimously recommends that you vote FOR the proposals. We encourage you to read the accompanying Proxy Statement, which provides information about Troy Financial and the matters to be voted on at the Annual Meeting.

         It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                                          Sincerely,

                                          /s/  Daniel J. Hogarty, Jr.
                                          ---------------------------------
                                          Daniel J. Hogarty, Jr.
                                          Chairman, President and
                                            Chief Executive Officer

                           TROY FINANCIAL CORPORATION
                                32 SECOND STREET
                              TROY, NEW YORK 12180
                                 (518) 270-3313


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 8, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Troy Financial Corporation will be held at The Century House, 997 New Loudon Road, Route 9, Latham, NY 12110 on Thursday, February 8, 2001, at 10:00 a.m., Eastern Time, and at any adjournments thereof, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         1.       To elect three directors for a three-year term (Proposal 1);

         2. To approve the granting of discretion to the Board of Directors or its Compensation Committee to (i) amend grants of stock options, restricted stock and restricted stock units made to directors, officers and employees under the company's Long-Term Equity Compensation Plan prior to this Annual Meeting to allow accelerated vesting upon certain circumstances related to a change in control; and (ii) establish the vesting terms and conditions for future awards without regard to previous limitations (Proposal 2); and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments of the meeting. Except for procedural matters, the Board of Directors is not aware of any other matters that may properly come before the Annual Meeting and any adjournments of the meeting.

         Shareholders of record at the close of business on December 28, 2000 are entitled to notice of and to vote at the Annual Meeting and at any adjournments of the meeting.

                                      By Order of the Board of Directors


                                      /s/  Daniel J. Hogarty, Jr.
                                      ---------------------------------
                                      Daniel J. Hogarty, Jr.
                                      Chairman, President and
                                        Chief Executive Officer

Troy, New York
January 8, 2001

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.

                           TROY FINANCIAL CORPORATION
                                32 SECOND STREET
                              TROY, NEW YORK 12180


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 8, 2001


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         This Proxy Statement, which is first being mailed on or about January 8, 2001, is furnished to shareholders of Troy Financial Corporation (the "Company" or "Troy Financial") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the 2001 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at The Century House, 997 New Loudon Road, Route 9, Latham, NY 12110 on February 8, 2001 at 10:00 a.m. Eastern Time, and at any adjournments of the meeting.

         The Annual Meeting has been called for the following purposes: (1) to elect three directors for a three-year term (Proposal 1), (2) to approve the granting of discretion to the Board of Directors or its Compensation Committee to (i) amend grants of stock options, restricted stock and restricted stock units made to directors, officers and employees under the Company's Long-Term Equity Compensation Plan prior to this Annual Meeting to allow accelerated vesting upon certain circumstances related to a change in control; and (ii) establish the vesting terms and conditions for future awards without regard to previous limitations (Proposal 2) and (3) to transact such other business as may properly come before the Annual Meeting and any adjournments of the meeting.

         The proxies solicited hereby, if properly signed and returned to the Company and not revoked prior to their use, will be voted in accordance with the instructions contained therein by a member of the law firm of Pattison, Sampson, Ginsberg & Griffin, PC, who has been duly appointed by the Board of Directors to vote such proxies. Unless contrary instructions are given, each proxy will be voted FOR the election of the nominees of the Board of Directors and FOR the proposal related to the Company's Long-Term Equity Compensation Plan. Except for procedural matters incident to the conduct of the Annual Meeting, the Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting of Shareholders that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the person appointed to vote the proxies will vote the shares represented by the proxies on such matters as determined by a majority of the Company's Board of Directors.

         Any shareholder giving a proxy has the power to revoke it any time before it is exercised by (i) delivering to the Secretary of the Company (Kevin
M. O'Bryan, Senior Vice President and Secretary, Troy Financial Corporation, 32 Second Street, Troy, New York 12180) written revocation of the proxy, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournments of the Annual Meeting and will not be used for any other meeting.

         The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter presented. The close of business on December 28, 2000 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The number of shares of Common Stock issued and outstanding on December 28, 2000 was 10,494,597.
Shareholders' votes will be tabulated by the person appointed by the Board of Directors to act as inspector of election of the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Under the Company's Bylaws, directors are elected by a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting present in person or represented by proxy. The proposal regarding the Company's Long-Term Equity Compensation Plan requires the affirmative vote of the majority of votes cast on the matter either in person or represented by proxy at the Annual Meeting. Unless otherwise required by General Corporation Law of the State of Delaware or the Company's Certificate of Incorporation or Bylaws, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes cast on the matter either in person or represented by proxy at the Annual Meeting.

         Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Annual Meeting.

         The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to using the mail, Troy Financial's directors, officers and employees may solicit proxies personally, by telephone or by fax. The Company will not pay additional compensation to its directors, officers or employees for these activities. The Company also will request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners of those shares and will reimburse these holders for the reasonable expenses they incur for these efforts.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         At the Annual Meeting, three directors will be elected to serve for a three-year term and until the director's successor is elected and qualified or until the director's earlier death, resignation or removal. Unless otherwise specified on the proxy, it is the intention of the person serving as the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. If, however, any person nominated by the Board fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting and present in person or represented by proxy. There are no cumulative voting rights in the election of directors.

         The Board of Directors currently consists of ten members and is divided into three classes. The term of office of only one class of directors expires in each year, and their successors are elected for terms of up to three years and until their successors are elected and qualified. Messrs. George H. Arakelian, Richard B. Devane and Edward G. O'Haire, whose terms expire at the 2001 Annual Meeting, have been nominated to stand for reelection at the 2001 Annual Meeting for terms expiring in 2004. Under the terms of the Company's November 2000 acquisition of Catskill Financial Corporation, Wilbur J. Cross, Catskill's former Chairman of the Board, Chief Executive Officer and President, was appointed as a member of the Board of the Company with a term expiring in 2003.

INFORMATION AS TO NOMINEES AND OTHER DIRECTORS

         The following table sets forth the names of the Board of Directors' nominees for election as directors and the current directors of Troy Financial whose offices continue beyond the Annual Meeting. Also set forth is certain other information with respect to each person's age at December 31, 2000, the periods during which that person has served as a director of the Company or its subsidiary, The Troy Savings Bank ("Troy Savings"), and positions currently held with the Company.

DIRECTOR NOMINEES FOR          AGE AT           DIRECTOR     EXPIRATION     POSITIONS HELD WITH
A THREE-YEAR TERM:        DECEMBER 31, 2000       SINCE        OF TERM         TROY FINANCIAL
---------------------     -----------------     --------     ----------     -------------------
George H. Arakelian               66              1988           2001        Director
Richard B. Devane                 66              1970           2001        Director
Edward G. O'Haire                 69              1979           2001        Director

                               AGE AT           DIRECTOR     EXPIRATION     POSITIONS HELD WITH
CONTINUING DIRECTORS:     DECEMBER 31, 2000       SINCE        OF TERM         TROY FINANCIAL
---------------------     -----------------     --------     ----------     -------------------
Daniel J. Hogarty, Jr.            61              1985           2003        Chairman of the Board,
                                                                             President and Chief
                                                                             Executive Officer
Wilbur J. Cross                   58              2000           2003        Director
Michael E. Fleming                70              1980           2002        Director
Willie A. Hammett                 56              1990           2003        Director
Thomas B. Healy                   54              1995           2003        Director
Keith D. Millsop                  74              1979           2002        Director
Marvin L. Wulf                    75              1973           2002        Director


BIOGRAPHICAL INFORMATION

         Provided below is a brief description of the principal occupation for the past five years of each of Troy Financial's directors.

         Daniel J. Hogarty, Jr. has been Chairman of the Board, President and Chief Executive Officer of Troy Financial since its formation in 1998. He joined Troy Savings in 1985 and has been Troy Savings' President, Chief Executive Officer and a trustee/director since that time. He also has served as the President, Chief Executive Officer and a director of The Troy Commercial Bank ("Troy Commercial") since its formation in July 2000. In addition, Mr. Hogarty serves as President and/or director of ten of Troy Savings' subsidiaries.

         George H. Arakelian has been a Director of Troy Financial since its formation in 1998. He has served as a trustee/director of Troy Savings since 1988 and a director of Troy Commercial since its formation in July 2000. Mr. Arakelian is President and Chairman of the Board of Standard Manufacturing Co., Inc., a manufacturer of outerwear and sportswear located in Troy, New York.

         Wilbur J. Cross has been a Director of Troy Financial and a director of Troy Savings since the Company acquired Catskill Financial Corporation in November 2000. Prior to the Catskill acquisition, Mr. Cross was the Chairman of the Board, President and Chief Executive Officer of Catskill Financial Corporation and its subsidiary, Catskill Savings Bank.

         Richard B. Devane has been a Director of Troy Financial since its formation in 1998. He has served as a trustee/director of Troy Savings since 1970 and a director of Troy Commercial since its formation in July 2000. Mr. Devane is President of Devane's Inc., a carpet and flooring contractor, and is a real estate broker with Devane Realty, both of which are located in Troy, New York.

         Michael E. Fleming, DDS has been a Director of Troy Financial since its formation in 1998. He has served as a trustee/director of Troy Savings since 1980 and a director of Troy Commercial since its formation in July 2000. Dr. Fleming is a retired orthodontist in Troy, New York.

         Willie A. Hammett has been a Director of Troy Financial since its formation in 1998. He has served as a trustee/director of Troy Savings since 1990 and a director of Troy Commercial since its formation in July 2000. Mr. Hammett is Vice President of Student Services at Hudson Valley Community College located in Troy, New York.

         Thomas B. Healy has been a Director of Troy Financial since its formation in 1998. He has served as a trustee/director of Troy Savings since
1995 and a director of Troy Commercial since its formation in July 2000. Since November 1996, Mr. Healy has been Senior Vice President of Investments at Prudential Securities, Inc., located in Albany, New York. Prior to September 1996, he was a financial consultant with Shearson/Smith Barney.

         Keith D. Millsop has been a Director of Troy Financial since its formation in 1998. He has served as a trustee/director of Troy Savings since 1979 and a director of Troy Commercial since its formation in July 2000. Mr. Millsop is a retired Manager of Industrial Relations at Ford Motor Company's Plant in Green Island, New York.

         Edward G. O'Haire has been a Director of Troy Financial since its formation in 1998. He has served as a trustee/director of Troy Savings since 1979 and a director of Troy Commercial since its formation in July 2000. Mr. O'Haire has served as President of Ryan & O'Haire Agency, Inc., an insurance agency, located in Troy, New York and presently continues as an insurance broker.

         Marvin L. Wulf has been a Director of Troy Financial since its formation in 1998. He has served as a trustee/director of Troy Savings since 1973 and a director of Troy Commercial since its formation in July 2000. Mr. Wulf is an Economic Development Specialist for the City of Troy, New York.

CERTAIN BOARD COMMITTEES; NOMINATIONS BY SHAREHOLDERS

         The entire Board of Directors, excluding Messrs. Hogarty and Cross, serves as a standing Audit Committee that oversees Troy Financial's financial reporting process, the system of internal financial and accounting controls, the audit process and compliance with applicable laws and regulations. The Audit
Committee reviews Troy Financial's annual financial statements, including management's discussion and analysis and regulatory examination findings. The Audit Committee recommends the appointment of independent auditors. During the fiscal year ended September 30, 2000, the Audit Committee held 6 meetings.

         The entire Board of Directors, excluding Messrs. Hogarty and Cross, also serves as a Compensation Committee that reviews and makes determinations as to employee and executive officer compensation. The Compensation Committee also recommends long-term incentive plan awards. During the fiscal year ended September 30, 2000, the Compensation Committee held 1 meeting.

         The Board of Directors acts as the full Nominating Committee for selecting nominees for election as directors. During fiscal 2000, the Nominating Committee held 1 meeting. Troy Financial's Bylaws also permit shareholders eligible to vote at the Annual Meeting to make nominations for directors but only if such nominations are made pursuant to timely notice in writing to the Secretary of Troy Financial. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of Troy Financial not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 70 days' notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders. If less than 70 days' notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders, notice by the shareholder to be timely must be received by Troy Financial not later than the close of business on the 10th day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. Public disclosure of the date of the Annual Meeting was made by the issuance of a press release and the filing of a Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission on November 29, 2000. A shareholder's notice of nomination must also set forth certain information specified in
Section 3.5 of the Company's Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

         During fiscal 2000, Troy Financial held 15 meetings of its Board of Directors. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period that the individual served and (ii) the total number of meetings held by all committees of the Board on which the director served during the period that the individual served.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF ITS DIRECTOR NOMINEES.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS OF TROY FINANCIAL

         The executive officers of Troy Financial are the same as the executive officers of Troy Savings. They also hold officer positions with Troy Commercial. They are appointed annually and hold office until their respective successors are chosen and qualified or until their earlier death, resignation or removal from office. The following table shows information regarding the executive officers at December 31, 2000.

                                                                           POSITIONS HELD WITH
                                          AGE AS OF                  TROY FINANCIAL, TROY SAVINGS
       NAME                           DECEMBER 31, 2000                    AND TROY COMMERCIAL
       ----                           -----------------                    -------------------
       Daniel J. Hogarty, Jr.                  61                 Chairman of the Board of Troy
                                                                  Financial; Director of Troy Savings
                                                                  and Troy Commercial; President and
                                                                  Chief Executive Officer of each entity
       Kevin M. O'Bryan                        51                 Senior Vice President and Secretary
                                                                  of each entity; Chief Credit Officer of
                                                                  Troy Savings
       Michael C. Mahar                        53                 Senior Vice President of each entity
       David J. DeLuca                         48                 Senior Vice President and
                                                                  Chief Financial Officer of each entity

         Provided below is a brief description of the principal occupation for the past five years of each of Troy Financial's executive officers other than Mr. Hogarty. For information regarding Mr. Hogarty, see "Election of Directors - Biographical Information."

         Kevin M. O'Bryan has been Senior Vice President and Secretary of Troy Financial since its formation in 1998. He joined Troy Savings in 1976 and is a Senior Vice President, Chief Credit Officer and Secretary of Troy Savings. Mr. O'Bryan's primary responsibilities include oversight of all of Troy Savings' lending departments. Prior to his appointment as Senior Vice President and Chief Credit Officer in 1992, Mr. O'Bryan held numerous positions in Troy Savings' commercial mortgage department. Mr. O'Bryan is also Senior Vice President and Secretary of Troy Commercial. In addition, Mr. O'Bryan is Secretary and Director of FMB, Troy S.B. Real Estate Co., Inc., The Family Advertising Co., T.S. Real Property, Inc., Realty Umbrella, Ltd., and 32 Second Street, Inc., all of which are subsidiaries of Troy Savings. Mr. O'Bryan is also President and Director of Camel Hill Corporation, 507 Height, and T.S. Capital Corp., which are also subsidiaries of Troy Savings.

         Michael C. Mahar has been Senior Vice President of Troy Financial since its formation in 1998. He joined Troy Savings in 1988 and is a Senior Vice
President   of  Troy  Savings  and  Troy   Commercial.   Mr.   Mahar's   primary
responsibilities include oversight of Troy Savings' retail banking, deposit services, sales and marketing, and operations. Prior to that appointment in 1992, he was the director of Troy Savings' commercial lending program.

         David J. DeLuca has been Senior Vice President and Chief Financial Officer of Troy Financial, Troy Savings and Troy Commercial since December 2000. He served as Vice President of Troy Savings from November 2000 to December 2000. He joined Troy Savings when the Company acquired Catskill Financial Corporation in November 2000. From August 1996 to November 2000, Mr. DeLuca served as Vice President and Chief Financial Officer of Catskill Financial Corporation and its subsidiary, Catskill Savings Bank, and Treasurer of Catskill Financial
Corporation. Mr. DeLuca was Senior Vice President and Manager of Corporate Planning and Forecasting of KeyCorp, a bank holding company, from March 1994 to August 1996. He is a certified public accountant.

EXECUTIVE COMPENSATION

         The following table sets forth the cash and certain other compensation paid by Troy Savings for services rendered in all capacities during fiscal 2000, 1999 and 1998, to the President and Chief Executive Officer and all executive officers who received annual salary and bonus compensation in excess of $100,000 (the "named executive officers"). The Company has not granted any stock appreciation rights to its executive officers.

                           SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION                 LONG-TERM COMPENSATION AWARDS
                                   -------------------                 -----------------------------
                                                                                     SECURITIES
NAME AND                                                             RESTRICTED      UNDERLYING    ALL OTHER
PRINCIPAL POSITIONS            YEAR     SALARY         BONUS        STOCK AWARDS       OPTIONS    COMPENSATION
-------------------            ----     ------         -----        ------------       -------    ------------
                                          ($)           ($)            ($)(1)            (#)          ($)(2)
Daniel J. Hogarty, Jr.         2000     $615,083 (3)    --          $1,308,313 (4)     255,000      $19,073
Chairman of the Board,         1999     $603,074 (3)    --          --                 --           $ 6,128
President and                  1998     $577,967        --          --                 --           $ 6,128
Chief Executive Officer

Kevin M. O'Bryan               2000     $186,067        --          $  540,625 (4)     80,000       $22,833
Senior Vice President          1999     $169,348        $ 5,000     --                 --           $ 8,536
and Secretary                  1998     $151,048        --          --                 --           $12,074



Michael C. Mahar               2000     $124,923        --          $  270,313 (4)     40,000       $14,382
Senior Vice President          1999     $104,979        $ 7,500     --                 --           $ 4,128
                               1998     $ 94,885        --          --                 --           $ 4,128


Edward M. Maziejka, Jr.        2000     $102,644        --          $  162,188 (4)     25,000       $ 9,537
Former Vice President and      1999     $ 90,072        $12,500     --                 --           $ 2,197
Chief Financial Officer (5)    1998     $ 83,384        --          --                 --           $ 3,340

----------
(1) As of September 30, 2000, the executive officers held the following shares of restricted stock: Mr. Hogarty, 121,000 shares with a value of $1,421,750; Mr. O'Bryan, 50,000 shares with a value of $587,500; Mr. Mahar, 25,000 shares with a value of $293,750; and Mr. Maziejka, 15,000 shares with a value of $176,250. The September 30, 2000 values of these shares are based on the closing price of the Company's Common Stock on the Nasdaq National Market of $11.75 on September 29, 2000.
(2) All other compensation includes life insurance premiums, contributions to the Company's 401(k) plan, allocable Employee Stock Ownership Plan ("ESOP") contributions, automobile allowances and country club dues, as


                                       7

     applicable. Life insurance premiums for fiscal 2000, 1999 and 1998 were $1,112, $1,128 and $1,128 for Messrs. Hogarty, O'Bryan, Mahar and Maziejka. 401(k) contributions for fiscal 1999 and 1998 were $5,000 for each year for Mr. Hogarty; $908 and $4,446 for Mr. O'Bryan; and $1,069 and $2,212 for Mr. Maziejka. There were no 401(k) contributions in fiscal 2000. ESOP allocations for fiscal 2,000 were $17,961 for Mr. Hogarty, $15,221 for Mr. O'Bryan, $10,270 for Mr. Mahar and $8,425 for Mr. Maziejka. There were no ESOP allocations for fiscal 1999 and 1998. Automobile allowances for fiscal 2000, 1999 and 1998 were $3,000 for each year for Messrs. O'Bryan and Mahar. Country club dues for Mr. O'Bryan for 2000, 1999 and 1998 were $3,500 for each year.
(3) Includes deferred compensation for fiscal 2000 of $104,000 and for fiscal 1999 of $78,000.
(4) Calculated based on the closing market price of the Company's Common Stock on the Nasdaq National Market of $10.8125 on October 1, 1999, the grant date. The total number of shares of restricted stock awarded to Messrs. Hogarty, O'Bryan, Mahar and Maziejka in fiscal 2000 was 121,000 shares, 50,000 shares, 25,000 shares and 15,000 shares, respectively. The restricted stock vests in five annual installments beginning on October 1, 2000. Dividends are being paid on the restricted stock.
(5) Mr. Maziejka served as Vice President and Chief Financial Officer until December 2000.

DIRECTOR COMPENSATION

         Directors of Troy Savings receive fees of $1,375 per board meeting attended and fees ranging from $250 to $850 per committee meeting attended, depending on the type of committee. The Chairmen of the Audit Committee and the Compensation Committee receive an additional $150 and $50, respectively, per meeting. No separate fees are paid to directors in their role as directors of Troy Financial or Troy Commercial. In fiscal 2000, each of the non-employee directors of Troy Financial serving at October 1, 1999 received grants of 16,185 shares of restricted Common Stock and an option to acquire 40,463 shares of Common Stock. The restricted stock grants and option grants each vest in five annual installments beginning on October 1, 2000. At this time, the Company does not intend to make new grants of restricted stock and options to these directors until the fiscal year in which the last installments will vest.

         In addition, Troy Savings has implemented a Trustees Deferred Compensation Plan (the "Deferred Compensation Plan") that allows its directors to make pre-tax contributions to any of the following benefit accounts: retirement, education or fixed period. Retirement benefits can be paid in one lump sum payment, in installments for up to 10 years or as a life annuity. The payments may be deferred for up to 10 years beyond a participant's retirement date. Education accounts can be opened for up to four students, who are 13 years old or younger. Payments are made in four installments beginning after January 1 of the year in which the student turns 18. Fixed period distributions are made as soon as possible after January 1 of the year in which the account matures. The minimum maturity date is five years. Troy Savings retains the right to contribute additional funds to a participant's account. All amounts contributed to the Deferred Compensation Plan are always 100% vested. In the event of termination, death, or disability, a participant or his beneficiary will receive a lump sum payment distribution from his accounts. For calendar year 2000, Messrs. Arakelian, Healy, Millsop and O'Haire elected to defer compensation.

OPTION GRANTS

         The following table contains information concerning the grant of stock options to the named executive officers during fiscal year 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                            ------------------------------------------------------------------
                                NUMBER             % OF                                              POTENTIAL REALIZABLE VALUE AT
                            OF SECURITIES     TOTAL OPTIONS                                          ASSUMED ANNUAL RATES OF STOCK
                              UNDERLYING        GRANTED TO         EXERCISE                       PRICE APPRECIATION FOR OPTION TERM
                               OPTIONS          EMPLOYEES        OR BASE PRICE    EXPIRATION      ----------------------------------
NAME                        GRANTED (#)(1)  IN FISCAL YEAR (%)     ($/SHARE)         DATE                5%               10%
----                        --------------  ------------------  ---------------  -------------     --------------    --------------
Daniel J. Hogarty Jr.          255,000            39.14%           $10.8125        9/30/09           $1,733,633         $4,393,013

Kevin M. O'Bryan                80,000            12.28             10.8125        9/30/09              543,800          1,378,200

Michael C. Mahar                40,000             6.14             10.8125        9/30/09              271,900            689,100

Edward M. Maziejka, Jr.         25,000             3.84             10.8125        9/30/09              169,938            430,688

----------
(1) The options vest in five annual installments beginning on October 1, 2000. If shareholders approve the proposal related to the Company's Long-Term Equity Compensation Plan, these grants may be amended after the Annual Meeting to provide for vesting upon certain circumstances related to a change in control. See "Approval of Matters Related to the Vesting of Awards under the Company's Long-Term Equity Compensation Plan."


OPTION EXERCISES AND VALUES

  AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN-THE
                             SHARES                          OPTIONS AT FY-END             MONEY OPTIONS AT FY-END(1)
                           ACQUIRED ON        VALUE      ---------------------------    ------------------------------
NAME                        EXERCISE        REALIZED      EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
----                      ------------   --------------  ---------------------------    ------------------------------
                               (#)             ($)                 (#)                                ($)
Daniel J. Hogarty, Jr.         --              --                  --/255,000                       --/$239,063
Kevin M. O'Bryan               --              --                  --/80,000                        --/$75,000
Michael C. Mahar               --              --                  --/40,000                        --/$37,500
Edward M. Maziejka, Jr.        --              --                  --/25,000                        --/$23,438

----------
(1) Based on the closing price per share of the Company's Common Stock on the Nasdaq National Market of $11.75 on September 29, 2000, less the exercise price, of all unexercised stock options having an adjusted exercise price less than that market value.


EMPLOYMENT AGREEMENTS

         Troy Financial has entered into employment agreements with Messrs. Hogarty, O'Bryan and Mahar (the "Employment Agreements"). These Employment Agreements have an initial term of three years, with possible year-to-year renewals. Pursuant to the Employment Agreements, the executives are entitled to a specified annual salary, plus annual cost of living and merit increases, discretionary bonuses, participation in all benefit and compensation plans and a car or an automobile allowance. As of October 1, 2000, the base salaries for Messrs. Hogarty, O'Bryan and Mahar are $618,000, $185,400 and $128,750, respectively.

         Troy Financial and Troy Savings may terminate an executive officer's employment at any time during the term of an Employment Agreement. Unless the termination is for "cause" (as defined in the Employment Agreement), Troy Financial and Troy Savings will be required to pay each executive officer three times his annual base salary plus bonus and the value of the additional retirement benefits that the executive officer would have been entitled to receive under Troy Savings' qualified benefit plans and Supplemental Retirement and Benefits Restoration Plan ("Supplemental Plan") if the executive officer had continued to be employed for three years. These amounts will be paid in a lump sum.

         Troy Financial and Troy Savings will also provide the terminated executive with insurance and other non-pension benefits for three years, outplacement services, indemnification and director and officer liability insurance.

         In addition, following a termination without cause or if an executive officer terminates his employment agreement with "good reason" (as defined in the Employment Agreements), the executive officer will be fully vested, except to the extent limited by applicable regulations, in stock options, restricted stock, the Supplemental Plan and any other benefit that would otherwise be forfeited.

         If the executive officer is subject to the federal excise tax imposed on excess parachute payments, Troy Financial and Troy Savings will pay to the executive officer a gross-up amount sufficient, after all taxes, to pay the excise tax and any interest and penalties. However, if making the gross-up payment would not produce a net after-tax benefit to the executive officer of at least $50,000 more than the amount the executive officer could receive without triggering the excise tax, the amounts payable to the executive officer will be reduced as necessary to avoid the excise tax.

         After termination, the executive officer cannot be employed during a specified noncompetition period with a substantial competitor (as defined in the Employment Agreements) of Troy Savings or Troy Financial if the executive officer terminates his employment without consent and without good reason or if Troy Financial and Troy Savings terminate the officer's employment for cause.

         The noncompetition period is one year or the remaining term of the agreement plus six months, whichever is less. The Employment Agreements also contain provisions relating to unauthorized disclosure of confidential information and return of written materials upon termination of employment.

         Mr. Maziejka, formerly Vice President and Chief Financial Officer of Troy Financial, served pursuant to an employment agreement at the time that he left the Company in December 2000. The Company has paid a total of $415,092 to Mr. Maziejka pursuant to that agreement in connection with his departure.

DEFINED BENEFIT PENSION PLAN

         Troy Savings maintains a non-contributory defined benefit pension plan covering substantially all of its full-time salaried employees (the "Pension Plan"). A participant is 100% vested after five years of service, upon attaining normal retirement age or upon a change of control.

         The normal retirement benefit (generally at age 65) is based on the participant's highest three-year average annual base earnings during the participant's final 10-years of participation, subject to a limitation on the amount of compensation that can be taken into account under the Internal Revenue Code of 1986, as amended (the "IRC"). The annual benefit provided to a participant at normal retirement age is:

         o 2% of average annual earnings, times years of credited service, up to 32.5 years, plus

         o 4% of average annual earnings that exceed 50% of the Social Security wage base, times years of credited service, up to 30 years.

         An unreduced annual retirement benefit, calculated in the same manner as described above, will be provided to a participant who:

         o is eligible for an early retirement benefit (generally age 60 with five years of service or age 55 with 10 years of service) and elects to defer the payment of the benefit to normal retirement age;

         o has attained age 60 and completed 30 years of service, or attained age 62 and completed 25 years of service, and elects to receive payment of the benefit before normal retirement age; or

         o        postpones annual benefits beyond normal retirement age.

If a participant begins receiving early retirement benefits before satisfying the foregoing age and service requirements, his benefits will be actuarially reduced.

         The Pension Plan also provides a surviving spouse benefit if the participant dies before retirement or other termination of employment with a vested retirement benefit.

SUPPLEMENTAL RETIREMENT AND BENEFIT RESTORATION PLAN

         Troy Savings has implemented a non-tax qualified Supplemental Retirement and Benefit Restoration Plan (the "Supplemental Plan") to provide additional benefits to designated employees. Messrs. Hogarty, O'Bryan and Mahar participate in the Supplemental Plan. Participants receive additional retirement benefits that cannot be provided under Troy Savings' qualified retirement plans, because of limitations in effect under the IRC. In addition, the Supplemental Plan makes up for benefits lost under the Employee Stock Ownership Plan ("ESOP") allocation procedures if participants retire or otherwise terminate employment before the ESOP has repaid the funds it borrowed to purchase Common Stock.

         Each participant in the Supplemental Plan is entitled to an annual pension amount at age 65 equal to 65% of his average annual earnings (the "Pension Amount"), reduced by any amounts actually payable under the Pension
Plan and an offset amount. No more than $500,000 of Mr. Hogarty's annual compensation will be counted. The benefit will be fully vested upon completion of five years of service, including service before adoption, and will be reduced in proportion to years of service if the participant retires or terminates employment before age 65. In the event of the participant's death, the Pension Amount (reduced by the death benefit payable under the Pension Plan) will be paid to his surviving spouse for life, beginning when the participant would have reached age 65. The Pension Amount will be actuarially reduced if benefits are paid before the participant attains age 65, unless the participant is eligible for an unreduced early retirement benefit under the Pension Plan, and will be reduced by the benefit payable at that time under the Pension Plan.

         Each participant in the Supplemental Plan is also entitled to an annual defined contribution amount, based on the matching contribution Troy Savings would make to the 401(k) Plan, if any, if the participant made the maximum allowable pre-tax contribution, and there were no nondiscrimination limitations, reduced by the maximum matching contribution that could actually be made under such circumstances, but applying existing nondiscrimination provisions. The defined contribution amounts are reflected in a bookkeeping account on Troy Savings' books, which are credited with earnings based on the performance of investments selected by the participant. The defined contribution amounts are fully vested and are paid in a lump sum upon the participant's retirement or other termination of employment.

         Each participant in the Supplemental Plan is also entitled, at retirement or other termination of employment, to an additional benefit if shares have not been allocated under the ESOP because the ESOP has not repaid its loan. The benefit will be based on the number of shares of Common Stock that were allocated to the participant under the ESOP during the last plan year before the retirement, termination of employment or change of control, multiplied by the number of years remaining in the term of the ESOP loan. The vesting provisions of the ESOP apply to the ESOP replacement benefit.

         Participants' rights to benefits under the Supplemental Plan are limited to those of general unsecured creditors of Troy Savings. Troy Savings may establish a trust to provide funds to pay benefits under the Supplemental Plan, but the assets of the trust will be subject to claims of Troy Savings' creditors in the event of insolvency and, if the trust invests in Troy Financial's Common Stock, Troy Savings will have the right to substitute other assets for the Common Stock.

         The following table sets forth, as of September 30, 2000, estimated annual Supplemental Plan benefits, including benefits received under the Pension Plan, for individuals at age 65 for various levels of compensation. The figures in this table are based upon the assumption that the Supplemental Plan continues in its present form and do not reflect Social Security benefits and benefits payable under the ESOP.

      FINAL AVERAGE SALARY                                   PENSION AMOUNT
      --------------------                                   --------------
      $ 75,000                                                 $ 48,750
       100,000                                                   65,000

       125,000                                                   81,250
       150,000                                                   97,500
       200,000                                                  130,000
       300,000                                                  195,000
       400,000                                                  260,000
       500,000 or more                                          325,000

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors comprises all of the non-employee directors other than Mr. Cross. The Committee determines executive officer salaries, bonuses and certain other forms of compensation, and recommends long-term incentive awards. In fiscal 1999, in connection with the conversion of Troy Savings to the stock form of organization, Troy Financial retained an independent compensation consultant, and in that regard received an opinion that the total compensation was reasonable in comparison to the total compensation provided by similarly situated publicly-traded financial institutions. The Compensation Committee also sought the advice of that consultant in connection with the grant of options in fiscal 2000. Set forth below is a report addressing Troy Financial's compensation policies for fiscal year 2000 as they affected Troy Financial's executive officers.

         Compensation Policies for Executive Officers. Troy Financial's executive compensation policies are designed to provide competitive levels of compensation, to assist Troy Financial in attracting and retaining qualified executives and to encourage superior performance. In determining levels of executive officers' overall compensation, the Compensation Committee considers the qualifications and experience of the persons concerned, the size of the institution and the complexity of its operations, the financial condition, including income, of the institution, the compensation paid to other persons employed by the institution and the compensation paid to persons having similar duties and responsibilities in comparable financial institutions. The Compensation Committee has in the past employed outside consultants and refers to published survey data in establishing compensation.

         Relationship of Performance to Executive Compensation. Compensation paid or awarded to Troy Financial's executive officers in fiscal 2000 consisted of the following components: base salary and grants of restricted stock and options. While each of these components has a separate purpose and may have a different relative value to the total, a significant portion of the total compensation package is highly dependent on the financial success of Troy Financial and total return to shareholders. The Compensation Committee believes that generally, base salaries for executive officers are at or below the average salaries paid for comparable positions at other financial institutions.

         Base Salary. The Compensation Committee reviews executive base salaries annually. Base salary is intended to signal the internal value of the position and to track with the external marketplace. All current executive officers other than David J. DeLuca presently serve pursuant to employment agreements that provide for a minimum base salary that may not be reduced without the consent of the executive officer. The Company anticipates entering into an employment agreement with Mr. DeLuca. In establishing the fiscal 2000 salary for each executive officer, the Compensation Committee considered the officer's responsibilities, qualifications and experience, the size of the institution and the complexity of its operations, the financial condition of the institution (based on levels of income, asset quality and capital), and compensation paid to persons having similar duties and responsibilities in comparable financial institutions.

         Stock Compensation Plan. In October 1999, Troy Financial approved a Long-Term Equity Compensation Plan that provides directors, officers, employees and independent contractors with a proprietary interest in Troy Financial as an incentive to contribute to its success. In fiscal 2000, 1,015,617 options and 446,165 shares of restricted stock were granted to employees, directors and a director emeritus pursuant to the plan.

         Other. In addition to the compensation paid to executive officers as described above, executive officers received, along with and on the same terms as other employees, certain benefits pursuant to a 401(k) Savings Plan and the ESOP. All salaried or commissioned employees who have attained age 21 and completed one year of employment are eligible to participate in the 401(k) Savings Plan. Participants may contribute from 2% to 15% of their base compensation to the 401(k) Savings Plan on a pre-tax basis. Participants are permitted to borrow against their account balances in the 401(k) Savings Plan and are eligible to receive hardship distributions from their pre-tax contributions. For the fiscal year ended September 30, 2000, Troy Savings did not make contributions to the 401(k) Savings Plan on behalf of the executive officers.

         In addition, Troy Savings has implemented the ESOP, which is a noncontributory, tax-qualified stock purchase plan that invests primarily in Common Stock of Troy Financial. The ESOP is designed to meet the applicable requirements of a leveraged employee stock ownership plan as described in the IRC and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, as such, the ESOP is permitted to borrow in order to finance purchases of Common Stock.

         CEO Compensation. The Compensation Committee, in determining the compensation for the Chief Executive Officer, considers Troy Financial's size and complexity, financial condition and results and progress in meeting strategic objectives. The Chief Executive Officer's fiscal 2000 salary was $615,083, an increase of 2.0%, compared to $603,074 in fiscal 1999. In fiscal 2000, the Chief Executive Officer also received grants of 121,000 shares of restricted stock and options to purchase 255,000 shares of Common Stock. The grants of restricted stock and options vest in five annual installments beginning on October 1, 2000. At this time, the Compensation Committee does not intend to make new grants of restricted stock or options to the Chief Executive Officer until the fiscal year in which the last installments of these grants vest. As noted above, in 1999 Troy Financial retained an independent compensation consultant, and in that regard received an opinion that the total compensation was reasonable in comparison to the total compensation provided by similarly situated publicly-traded financial institutions. The Compensation Committee also sought the advice of that consultant in connection with the grant of options in fiscal 2000, and is further studying the compensation of the Chief Executive Officer. For the fiscal year 2000, the Compensation Committee intended that total compensation for the Chief Executive Officer be reasonable in comparison to similarly situated publicly-traded financial institutions.

         Internal Revenue Code Section 162(m). In 1993, the IRC was amended to disallow publicly traded companies from receiving a tax deduction on compensation paid to executive officers in excess of $1 million (section 162(m) of the IRC), unless, among other things, the compensation meets the requirements for performance-based compensation. In structuring Troy Financial's compensation programs and in determining executive compensation, the Committee takes into consideration the deductibility limit for compensation.

                             COMPENSATION COMMITTEE
                          Richard B. Devane (Chairman)
                               George H. Arakelian
                               Michael E. Fleming
                                Willie A. Hammett
                                 Thomas B. Healy
                                Keith D. Millsop
                                Edward G. O'Haire
                                 Marvin L. Wulf


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         From time to time Troy Financial makes loans to its directors and executive officers and related persons and entities for the financing of homes, as well as home improvement, consumer and commercial loans. It is the belief of management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.

AUDIT COMMITTEE REPORT

         The entire Board of Directors, excluding Messrs. Hogarty and Cross, serves as a standing Audit Committee. As of the date of this Proxy Statement, each of the Committee members is an "independent director" under the Rule 4200(a)(14) of the Nasdaq Stock Market. The Audit Committee's responsibilities are described in a written charter that was adopted by the Board of Directors of Troy Financial. A copy of the Audit Committee's charter is attached as Appendix A to this Proxy Statement.

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended September 30, 2000 with Troy Financial's management. The Audit Committee has discussed with KPMG LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP the independence of KPMG LLP. Based on the review and discussions described in this paragraph, the Audit Committee recommended to Troy Financial's Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended September 30, 2000 be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                          Edward G. O'Haire (Chairman)
                               George H. Arakelian
                                Richard B. Devane
                               Michael E. Fleming
                                Willie A. Hammett
                                 Thomas B. Healy
                                Keith D. Millsop
                                 Marvin L. Wulf



CERTAIN RELATIONSHIPS

         Directors, officers and employees of Troy Financial or Troy Savings are permitted to borrow from Troy Savings to the extent permitted by New York law and the regulations of the Board of Governors of the Federal Reserve System. Under applicable New York law, Troy Savings may make first or second mortgage loans to officers provided that each such loan is secured by the officer's primary residence and is authorized in writing by the Board of Directors. In addition, Troy Savings makes consumer loans and commercial real estate and commercial business loans to officers and directors and related persons consistent with applicable law. All loans made by Troy Savings to directors and executive officers or their associates and related entities have been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. It is the belief of management that, at the time of origination, these loans neither involved more than the normal risk of collectibility nor presented any other unfavorable features. In addition, Mr. Morris Massry has reported in a Schedule 13G filed with the Securities and Exchange Commission that he holds more than five percent of the outstanding Common Stock of the Company. The Savings Bank has made a number of loans to Mr. Massry and related persons and entities controlled by Mr. Massry. At December 29, 2000, these loans aggregated $31.9 million and included unsecured lines of credit and loans secured by commercial and other real estate.

TROY FINANCIAL'S INDEPENDENT AUDITORS

         KPMG LLP has served as the independent auditors of Troy Financial since the Company's formation in 1998. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                            STOCK OWNED BY MANAGEMENT

         The following table sets forth information as of December 28, 2000 with respect to the amount of the Company's Common Stock beneficially owned by each director of the Company, each nominee for election as a director, each of the named executive officers and by all directors and executive officers of the Company as a group.

NAME AND POSITION                                NUMBER OF SHARES AND NATURE OF           PERCENT OF COMMON
WITH TROY FINANCIAL                                 BENEFICIAL OWNERSHIP (a)              STOCK OUTSTANDING
-------------------                                 ------------------------              -----------------
Daniel J. Hogarty, Jr.                                       277,610 (b)                         2.63%
     Chairman of the Board,
     President and Chief Executive Officer

George H. Arakelian                                          144,277 (c)                         1.37%
     Director

Wilbur J. Cross                                                   --                               --
     Director

Richard B. Devane                                             23,075 (d)                            *
     Director

Michael E. Fleming                                            54,277 (e)                            *
     Director

Willie A. Hammett                                             38,812 (f)                            *
     Director

Thomas B. Healy                                               74,277 (g)                            *
     Director

Keith D. Millsop                                              64,975 (h)                            *
     Director

Edward G. O'Haire                                             60,413 (i)                            *
     Director

Marvin L. Wulf                                                39,332 (j)                            *
     Director

Michael C. Mahar                                              40,273 (k)                            *
     Senior Vice President

Edward M. Maziejka, Jr.
     Former Vice President and
     Chief Financial Officer                                  29,187 (l)                            *

Kevin M. O'Bryan                                              77,863 (m)                            *
     Senior Vice President and Secretary

All Directors and Executive Officers
as a Group (14 persons)                                      924,371 (n)                         8.69%

---------------------
*    less than one percent

(a) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of a security for purposes of the Rule if such person has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within 60 days. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.

(b) Mr. Hogarty's share ownership includes (a) 121,000 shares held directly by Mr. Hogarty, (b) 26,083 shares held in Mr. Hogarty's Individual Retirement Account ("IRA"), (c) 27,324 shares held in the Company's 401(k) plan, (d) 1,763 shares held in the Company's ESOP, (e) 50,440 shares held by Mr. Hogarty's wife, as to which Mr. Hogarty disclaims beneficial ownership, and
     (f) options to purchase 51,000 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

(c) Mr. Arakelian's share ownership includes (a) 16,185 shares held directly by Mr. Arakelian, (b) 50,000 shares held in Mr. Arakelian's IRA, (c) 50,000 shares held by Mr. Arakelian's wife, as to which Mr. Arakelian disclaims beneficial ownership, (d) 20,000 shares held by Standard Manufacturing Co., Inc. of which Mr. Arakelian is President and Chairman of the Board, and (e) options to purchase 8,092 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

(d) Mr. Devane's share ownership includes 14,983 shares held directly by Mr. Devane and options to purchase 8,092 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

(e) Dr. Fleming's share ownership includes 16,185 shares held directly by Dr. Fleming, 15,000 shares held with his wife as joint tenants, 15,000 shares held in Dr. Fleming's IRA and options to purchase 8,092 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

(f) Mr. Hammett's share ownership includes (a) 18,574 shares held directly by Mr. Hammett, (b) 730 shares held in Mr. Hammett's IRA, (c) 11,416 shares held in his wife's IRA, as to which Mr. Hammett disclaims beneficial ownership, and (d) options to purchase 8,092 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

(g) Mr. Healy's share ownership includes 37,985 shares held directly by Mr. Healy, 28,200 shares held in Mr. Healy's IRAs and options to purchase 8,092 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

(h) Mr. Millsop's share ownership includes 56,883 shares held directly by Mr. Millsop and options to purchase 8,092 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

(i) Mr. O'Haire's share ownership includes (a) 16,385 shares held directly by Mr. O'Haire, (b) 18,210 shares held in Mr. O'Haire's IRA (c) 12,000 shares held by Mr. O'Haire's wife, as to which Mr. O'Haire disclaims beneficial ownership, (d) 2,726 shares held by his wife's IRA, as to which Mr. O'Haire disclaims beneficial ownership, (e) options to purchase 8,092 shares of Common Stock that are exercisable within 60 days of December 28, 2000 and
     (f) 3,000 shares held by Ryan & O'Haire Agency, Inc. Mr. O'Haire serves as president of Ryan & O'Haire Agency and, as such, is deemed to exercise beneficial ownership over Ryan & O'Haire's shares.

(j) Mr. Wulf's share ownership includes (a) 14,891 shares held by Mr. Wulf directly, (b) 11,349 shares held in Mr. Wulf's IRAs, (c) 5,000 shares held by Mr. Wulf's wife, as to which Mr. Wulf disclaims beneficial ownership, and (d) options to purchase 8,092 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

(k) Mr. Mahar's share ownership includes 25,000 shares held directly by Mr. Mahar, 6,265 shares held in the Company's 401(k) Plan, 1,008 shares held by the Company's ESOP and options to purchase 8,000 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

(l) Mr. Maziejka's share ownership includes 15,000 shares held directly by Mr. Maziejka, 8,360 shares held in the Company's 401(k) Plan, 827 shares held by the Company's ESOP and options to purchase 5,000 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

(m) Mr. O'Bryan's share ownership includes (a) 50,000 shares held directly by Mr. O'Bryan, (b) 10,169 shares held in the Company's 401(k) Plan, (c) 1,494 shares held by the Company's ESOP, (d) 200 shares held by Mr. O'Bryan's son, as to which Mr. O'Bryan disclaims beneficial ownership, and (e) options to purchase 16,000 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

(n) Includes options to purchase 144,736 shares of Common Stock that are exercisable within 60 days of December 28, 2000.

                             PRINCIPAL SHAREHOLDERS

         The following table presents information known to the Company regarding the beneficial ownership of Common Stock as of December 28, 2000 by each person believed by management to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company.

                                                     NUMBER OF SHARES
                                                       AND NATURE OF         PERCENT OF
                                                        BENEFICIAL           COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                    OWNERSHIP(a)         OUTSTANDING
------------------------------------                    ------------         -----------
The Troy Savings Bank Employee Stock Ownership           969,733 (b)             9.24%
Plan Trust (the "ESOP Trust")
c/o Troy Financial Corporation
32 Second Street
Troy, NY 12180

Wellington Management Company, LLP ("WMC")               770,000 (c)             7.34%
75 State Street
Boston, MA 02109

Morris Massry                                            556,779 (d)             5.31%
c/o Executive Park North
2 Tower Place
Albany, NY 12203

----------
(a) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if that person has or shares voting power or investment power over the security, or has the right to acquire beneficial ownership at any time within 60 days from December 28, 2000. For this table, voting power includes the power to vote or direct the voting of shares and investment power includes the power to dispose or direct the disposition of shares.

(b) Based on the Schedule 13G dated February 14, 2000 filed by the ESOP Trust and the Company's records, the ESOP Trust has sole voting power and sole dispositive power over 911,286 shares and shared voting power and shared dispositive power over 58,447 shares.

(c) WMC filed a Schedule 13G dated February 9, 2000 reporting shared voting power over 153,000 shares and shared dispositive power over 770,000 shares. The Schedule 13G states that WMC is an investment advisor and that these securities are owned of record by clients of WMC. It further states that those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of the securities.

(d) Mr. Massry filed a Schedule 13G dated October 6, 2000 reporting sole voting power and sole dispositive power over these shares.

                         COMPARATIVE COMPANY PERFORMANCE

         The following graph sets forth comparative information regarding Troy Financial's cumulative shareholder return on its Common Stock over the last seven fiscal quarters. Total shareholder return is measured by dividing total dividends (assuming dividend reinvestment) for the measurement period plus share price change for a period by the share price at the beginning of the measurement period. Troy Financial's cumulative shareholder return over a seven-quarter period is based on an investment of $100 on March 31, 1999, which was the date of Troy Financial's initial public offering, and is compared to the cumulative total return of the Standard & Poor's 500 Index ("S&P 500 Index"), the NASDAQ Bank Index and the SNL Securities LC Thrift Index for thrifts with total assets between $1.0 and $5.0 billion (the "SNL Thrift ($1B to $5B) Index").

            COMPARISON OF SEVEN QUARTER CUMULATIVE TOTAL RETURN AMONG
    TROY, S&P 500 INDEX, NASDAQ BANK INDEX AND SNL THRIFT ($1B TO $5B) INDEX

                              TROY FINANCIAL CORP.




                               [GRAPHIC OMITTED]



                                                                 PERIOD ENDING
                                 ------------------------------------------------------------------------------
INDEX                               3/31/99   6/30/99     9/30/99    12/31/99    3/31/00    6/30/00    9/30/00
---------------------------------------------------------------------------------------------------------------
Troy Financial Corp.                 100.00    104.38      108.13      102.34     103.50     100.29     120.12
S&P 500 Index                        100.00    107.05      100.36      115.30     117.94     114.81     113.70
NASDAQ Bank Index                    100.00    107.31       97.65      100.13      90.45      88.03     104.77
SNL Thrift ($1B - $5B) Index         100.00    108.39       98.60       94.71      86.73      88.25     105.27

              APPROVAL OF MATTERS RELATED TO THE VESTING OF AWARDS
             UNDER THE COMPANY'S LONG-TERM EQUITY COMPENSATION PLAN
                                  (PROPOSAL 2)

         At a special meeting held on October 1, 1999, the Company's shareholders approved the Troy Financial Corporation Long-Term Equity Compensation Plan (the "Plan"). Pursuant to the Plan, the Company may grant options, restricted stock and units representing a conditional right to receive restricted stock ("restricted stock units") to eligible persons. Under regulatory restrictions that were applicable at the time of the Company's March 1999 conversion from mutual to stock form of ownership, options, restricted stock and restricted stock units granted under the Plan may not vest in excess of 20% a year or provide for accelerated vesting except in the case of disability or death (the "Regulatory Restrictions"). The Regulatory Restrictions currently apply to grants under the Plan because the Plan was adopted by the Company after approval by shareholders prior to the first anniversary of the Company's conversion. All grants made under the Plan prior to this Annual Meeting comply with the Regulatory Restrictions.

         If the Company's shareholders approve this proposal, the Board of Directors or its Compensation Committee will be authorized to amend grants under the Plan that were made prior to the date of the Annual Meeting to allow for accelerated vesting upon certain circumstances related to a change in control. As to any grants made under the Plan after the Annual Meeting, the Board of Directors or its Compensation Committee will have the authority to establish in its discretion the vesting terms, if any, including vesting upon a change in control, without regard to the Regulatory Restrictions.

         The Board of Directors believes that it is in the best interests of the Company for shareholders to approve this proposal. The Company has notified the appropriate regulatory authorities that it intends to present this proposal to shareholders and those regulatory authorities have not objected to this action.

PURPOSES OF THE PLAN

         The purposes of the Plan are to enhance our ability to attract and retain highly qualified directors, consultants, officers and other employees and service providers to advance the Company's interests by providing such persons with stronger incentives to continue to serve the Company and to expend maximum effort to improve its business results and earnings.

DESCRIPTION OF THE PLAN

         The Plan consists of a stock option plan and a Management Recognition Plan. The Plan permits the Company to grant:

         o        stock  options  intended  to  qualify  as  incentive   options
                  ("incentive options") under Section 422 of the IRC to officers and other employees;

         o stock options that do not qualify as incentive options ("non-qualified options") to directors, officers, employees and independent contractors;

         o        restricted  stock  to  directors,   officers,   employees  and
                  independent contractors; and

         o restricted stock units to directors, officers, employees and independent contractors.

         The Plan does not provide for the grant of stock appreciation rights. The Company has reserved 1,213,902 shares for options to be issued under the Plan. The Company has contributed cash to a trust it established and the trust has acquired 485,561 shares of common stock that have been and will be used for grants of Restricted Stock under the Management Recognition Plan.

         The Company's Compensation Committee administers the Plan. Each member of the Compensation Committee is a "non-employee director," as defined in regulations issued by the Securities and Exchange Commission, and an "outside director," as defined under Section 162(m) of the IRC. The Compensation Committee has the authority to grant options, restricted stock and restricted stock units and to determine whether options will be incentive options. When the Compensation Committee grants an option, it specifies the number of shares subject to the option, the exercise price, the manner of exercise and any vesting or other restrictions.

          The option exercise price must be paid in full in cash or by exchanging shares of the Company's Common Stock with a fair market value equal to or less than the total option price plus cash for any difference. Options may also be exercised by directing that certificates for the shares purchased be delivered to a licensed broker acceptable to the Company, as agent for the optionee, provided that the broker tenders to us cash or cash equivalents equal to the option exercise price.

         The option exercise price of an incentive option may not be less than 100% of the fair market value of the Common Stock on the grant date (110% if an Incentive Option is granted to an owner of more than 10% of the outstanding Common Stock). The maximum option term is 10 years (five years if an incentive option is granted to an owner of more than 10% of the outstanding Common Stock). The maximum number of shares that may be covered by options granted to any employee in any calendar year is 500,000. There is a $100,000 limit on the value of stock (determined at the time of grant) covered by incentive options that first become exercisable by an employee in any calendar year. The Compensation Committee specifies the number of shares of restricted stock and restricted stock units it grants to an eligible individual and the nature of the vesting and other restrictions that apply to each grant. At present, vesting of options, restricted stock and restricted stock units may not be accelerated except upon death or disability.

         Options granted pursuant to the Plan generally will be exercisable for at least three months after a participant terminates employment or service, unless the Compensation Committee determines otherwise. Unvested options, restricted stock and restricted stock units will be forfeited upon a voluntary termination of employment without "good reason" or involuntary termination of employment for "cause." However, in the event of death or disability, options, restricted stock and restricted stock units will be vested and exercisable for up to one year, or such other period as determined by the Compensation Committee.

Incentive options, restricted stock and restricted stock unit awards are non-transferable and non-assignable except at death. In its discretion, the Compensation Committee may allow an optionee to transfer non-qualified options for estate planning purposes.

         If shareholders approve this proposal, the Board of Directors or the Compensation Committee would have the authority to provide for accelerated vesting upon certain circumstances related to a change in control for existing grants and to provide for more rapid vesting or accelerated vesting, in their discretion, for future grants. The circumstances that would constitute a change in control for purposes of grants under the Plan will be determined by the Board of Directors and/or the Compensation Committee. As of the date of this Proxy Statement, the Board of Directors and the Compensation Committee have not adopted a definition of change in control. It is possible that in the future, the Board or the Compensation Committee could approve more than one such definition. If grants provide for accelerated vesting upon circumstances related to a change in control, a potential acquirer would have to take the options and the potential issuance of shares into consideration. Unless otherwise determined by the Company, vesting shall be subject to limitations to prevent such accelerated vesting from constituting an excess parachute payment under the IRC.

         Appropriate adjustments will be made to shares available under the Plan and to shares covered by outstanding grants to reflect changes in the Company's capitalization. The Board of Directors at any time may terminate or suspend the Plan. Unless previously terminated, the Plan will terminate automatically on the tenth anniversary of the effective date of the Plan. No termination, suspension or amendment of the Plan may, without the consent of the optionee to whom an option has been granted, adversely affect the rights of the holder of the option.

GRANTS UNDER THE PLAN

         As of December 28, 2000, options to purchase 1,015,617 shares of Common Stock, 446,165 shares of restricted stock and no restricted stock units have been granted under the Plan, of which 201,173 options and 88,933 shares of restricted stock have vested and remain outstanding and 9,750 options and 1,500 shares of restricted stock have been forfeited. The table below provides information regarding stock options and restricted stock granted as of December 28, 2000 under the Plan to each of the named executive officers and the director nominees, to all executive officers of the Company as a group, to all non-employee directors of the Company as a group and to all non-executive officer employees of the Company as a group (including officers who are not executive officers).

                                  PLAN BENEFITS

                                                                                       NUMBER OF SHARES OF
NAME AND POSITION                                 NUMBER OF OPTIONS (a)(b)             RESTRICTED STOCK (b)
-----------------                                 ------------------------             --------------------
Daniel J. Hogarty, Jr.                                    255,000                             121,000
Chairman of the Board, President and Chief
Executive Officer

Kevin M. O'Bryan                                           80,000                              50,000
Senior Vice President and Secretary

Michael C. Mahar                                           40,000                              25,000
Senior Vice President

Edward M. Maziejka, Jr.                                    25,000                              15,000
Former Vice President and
Chief Financial Officer

George H. Arakelian                                        40,463                              16,185
Director (and Director Nominee)

Richard B. Devane                                          40,463                              16,185
Director (and Director Nominee)

Edward G. O'Haire                                          40,463                              16,185
Director (and Director Nominee)

Executive officer group                                   400,000                             211,000
(5 persons)

Non-employee Director Group                               364,167                             145,665
comprised of the three Directors/Director Nominees
named above, six other Directors and one Director
Emeritus (9 persons)

Non-Executive Officer Employee Group                      251,450                              89,500
(54 persons)

(a)  Each option grant has a per share exercise price of $10.8125 and an expiration date of September 30, 2009.
(b)  Each grant vests in five annual installments beginning on October 1, 2000.

         The closing sales price per share of Troy Financial's Common Stock on the Nasdaq National Market was $13.9375 on December 28, 2000.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

         The grant of an option or restricted stock unit under the Plan is not a taxable event. When a participant in the Plan exercises a non-qualified option, he will generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise and the Company generally will be entitled to a business expense deduction in the same amount. Different rules may apply if the Common Stock is subject to restrictions.

         An employee will not recognize taxable income upon exercise of an incentive option, except that the alternative minimum tax may apply. Gain realized upon a sale of shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the employee has held the shares for at least two years after the grant date and for one year after the date of exercise of the option. The Company will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

         If an employee exercises an incentive option and does not complete the special holding period set forth above, he will recognize ordinary income when he disposes of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price (or, if less, the amount of gain recognized on the disposition). Any remaining gain will be taxed as long- or short-term capital gain, depending upon how long the shares were held. If the Company complies with applicable reporting requirements, it will be allowed a business expense deduction to the extent the employee recognizes ordinary income.

         The grant of restricted stock will not be a taxable event if the shares are subject to a substantial risk of forfeiture, unless the recipient makes a special tax election under Section 83(b) of the IRC within 30 days after the grant. Upon the vesting of restricted stock (assuming no Section 83(b) election), the grantee will realize ordinary income equal to the value of the restricted stock that becomes vested and the Company will generally be entitled to a deduction for tax purposes in the same amount, except as limited by Section 162(m) of the IRC, if the employee's annual compensation exceeds $1 million. If the grantee makes a Section 83(b) election, he will realize ordinary income as of the grant date in an amount equal to the value of the restricted stock at that time and the Company generally will be entitled to a deduction in a like amount. A grantee who makes a Section 83(b) election will not be entitled to any tax deduction if he subsequently forfeits the shares.

         If a grantee receives unrestricted shares of stock pursuant to a restricted stock unit, he will recognize ordinary income equal to the value of the shares at the time he receives them. Subject to the Section 162(m) limitation discussed in the previous paragraph, the Company will be allowed a deduction for the same amount, if it satisfies applicable reporting requirements. If an employee becomes vested in an option or in shares of restricted stock or restricted stock units because of a change of control, the employee maybe subject to an additional 20% excise tax if he has an "excess parachute payment" under the IRC. In that case, the Company would not be allowed to claim a deduction for the amount that constituted an excess parachute payment.

REQUIRED VOTE

         The affirmative vote of the majority of the votes cast on the matter either in person or represented by proxy at the Annual Meeting is required to approve the proposal regarding the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.


                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                        FOR INCLUSION IN PROXY STATEMENT

         Any proposal that a Company shareholder wishes to have included in the Company's proxy statement and form of proxy relating to the Company's 2002 annual meeting of shareholders under Rule 14a-8 of the Securities and Exchange Commission must be received by the Company's Secretary at Troy Financial Corporation, 32 Second Street, Troy, New York 12180 by September 10, 2001. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal that does not meet the requirements of the Securities and Exchange Commission in effect at the time. Any other proposal for consideration by shareholders at the Company's 2002 annual meeting of shareholders must be delivered to, or mailed to and received by, the Secretary of the Company not less that 60 days nor more than 90 days prior to the date of the meeting if the Company gives at least 70 days' notice or prior public disclosure of the meeting date to shareholders.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report to Shareholders for the year ended September 30, 2000 accompanies this Proxy Statement.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2000 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO:

                  KEVIN M. O'BRYAN
                  SENIOR VICE PRESIDENT AND SECRETARY
                  TROY FINANCIAL CORPORATION
                  32 SECOND STREET
                  TROY, NEW YORK 12180

THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Troy Financial's directors, certain officers and persons who own more than 10% of its Common

Stock, to file with the Securities and Exchange Commission initial reports of ownership of Troy Financial's equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to Troy Financial, the Company believes that during the fiscal years ended September 30, 2000 and 1999, all Section 16(a) filing requirements applicable to Troy Financial's officers, directors, and more than 10% owners were complied with on a timely basis, other than two late reports, each related to one transaction, by Director George H. Arakelian.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

                                      By order of the Board of Directors



                                      /s/ Daniel J. Hogarty, Jr.
                                      ----------------------------------
                                      Daniel J. Hogarty, Jr.
                                      Chairman, President and
                                        Chief Executive Officer

Troy, New York
January 8, 2001

                                                                      Appendix A



                           TROY FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

I.   ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member. The corporation follows the guidelines contained in Section 36 of the Federal Deposit Insurance Act, Part 363 of the regulations of the Federal Deposit Insurance Corporation and the Rules of the Nasdaq Stock Market, Inc., which establish criteria for an independent audit committee. The Audit Committee shall be comprised of three or more directors as determined by the Board. All members of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

Members of the Committee shall be elected annually by the Board at a regular meeting of the Board of Directors. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by a majority vote of the Committee membership.


II.  STATEMENT OF POLICY

The Audit Committee shall provide assistance to the corporate directors in fulfilling their oversight responsibilities to the shareholders of the company by reviewing the financial reports and other financial information, the corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and the corporation's auditing, accounting and financial reporting processes. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent accountant, the internal auditor, and the financial management of the corporation. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the corporation's polices, procedures and practices at all levels.

III. MEETINGS

The Audit Committee shall meet four times annually or more frequently as circumstances dictate.

IV.  RESPONSIBILITIES & DUTIES

In carrying out its responsibilities, the Audit Committee believes it should be flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the quality and integrity of corporate accounting and reporting practices of the corporation are in accordance with all applicable requirements. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

In carrying out these responsibilities, the Audit Committee will:

Management:

     1. Provide an open avenue of communication between the internal auditor, the independent accountant and the Board of Directors.

     2. Review and assess this Charter periodically, at least annually, as conditions dictate.

     3. Review and discuss the organization's annual audited financial statements with management. On the basis of the reviews and discussions referred to in the second and third sentences of Section IV 10, recommend to the Board of Directors whether the audited financial statements should be included in the corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

     4. Unless presented to the Board, review with financial management, the Quarterly Report on Form 10-Q.

     5. Confirm and assure the independence of the independent accountant, including review of any management consulting services and related fees provided by the independent accountant.

     6. Report Audit Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

     7. Approve a report for inclusion in the corporation's proxy statement for its annual meeting of shareholders that describes the Audit Committee' s composition and responsibilities, the independence of the members of the Audit Committee and other matters required to be addressed by applicable regulations.

     8. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The Audit Committee may ask members of management or others to attend a meeting and provide pertinent information as necessary.

     9. Prepare and maintain minutes of each Audit Committee meeting and approve such minutes at the next appropriate Committee meeting.


Independent Accountants:

     10. Recommend to the Board of Directors of the selection of the independent accountants, noting the Audit Committee's consideration of their independence, effectiveness and the fees and other compensation to be paid to the independent accountants. The independent accountant is ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the corporation's shareholders. On an annual basis in order to determine the accountant's independence, the Committee should review and discuss with the accountants their independence, all significant relationships the accountants have with the corporation and the matters required to be discussed by Statement of Auditing Standards 61, as may be modified or supplemented. Receive formal written letter from the independent accountants delineating all relationships between the independent accountants and the corporation required by Independence Standards Board Standard No. 1, as may be modified or supplemented. Actively engage in a dialogue with the independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountant and take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent accountant.

     11.  Review the  performance of the  independent  accountants and recommend
          any  proposed   discharge   of  the   independent   accountants   when
          circumstances warrant.

     12. Meet with the independent accountants and the internal auditor of the corporation to review the scope of the proposed audit for the current year. At the conclusion of the annual examination, review:

          a.   The company's annual financial statements and related footnotes.

          b. The independent accountant's audit of the financial statements and their report thereon.

          c. Any significant changes required in the independent accountant's annual plan.

          d. Any serious difficulties or disputes with management encountered during the course of the audit.

          e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

     13. Elicit any recommendations from the independent accountants and internal auditors for the improvement of internal controls procedures or particular areas where new or more detailed controls or procedures are considered desirable.

Internal Audit:

     14. Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the corporation's Audit Policy, and the proposed audit plan for the coming year.

     15.  Consider and review with the internal auditor:

          a. Significant findings noted during the course of the various internal audits and management's response thereto.

          b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

          c.   Any changes required in the planned scope of their audit plan.

          d.   The  Audit  Department   budget  including  staff   compensation,
               training and staffing.

          e.   Regulatory examination findings.

Financial Reporting:

     16. Consider the independent accountants' judgements about the quality and appropriateness of the corporation's accounting principles as applied in its financial reporting.

     17. Consider and recommend to the Board of Directors, if appropriate, major changes to the corporation's auditing and accounting principles and practices as suggested by the independent accountants, the internal auditor, or management.

     18. Review with the independent accountants, the internal auditor, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Board of Directors, have been implemented.

Compliance:

     19. Review periodically with management the corporation's Code of Ethical Conduct and corporate compliance with that code.

     20. Review, with management or with the corporation's legal counsel, any legal, regulatory or compliance matter reported to the Committee.

     21. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other advisors for this purpose if, in its judgement, the matter so warrants.

     22. Perform any other activities consistent with this Charter, the corporation's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

                                 REVOCABLE PROXY
                           TROY FINANCIAL CORPORATION


|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 8, 2001

The undersigned shareholder of Troy Financial Corporation (the "Company") hereby appoints a member of Pattison, Sampson, Ginsberg & Griffin, PC of Troy, New York, as proxy, such person being duly appointed by the Board of Directors with the power to appoint an appropriate substitute, to cast all votes that the undersigned shareholder is entitled to cast at the annual meeting of shareholders (the "Annual Meeting") to be held at 10:00 a.m. Eastern Time on Thursday, February 8, 2001, at The Century House, 997 New Loudon Road, Route 9, Latham, NY 12110 and at any adjournments thereof, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.









                                                     ___________________________
      Please be sure to sign and date                 Date
       this proxy in the box below.
________________________________________________________________________________



________________________________________________________________________________
Shareholder sign above                      Co-holder (if any) sign above










                                           For all
                                           nominees       With-        For All
                                            listed        hold         Except
1.  To elect three directors for a
    three-year term (Proposal 1).            |_|           |_|           |_|

NOMINEES:     GEORGE H. ARAKELIAN
              RICHARD B. DEVANE
              EDWARD G. O'HAIRE

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW.


--------------------------------------------------------------------------------

2.  To  approve  the   granting  of           For        Against      Abstain
    discretion   to  the  Board  of
    Directors  or its  Compensation           |_|          |_|          |_|
    Committee  to (i) amend  grants
    of  stock  options,  restricted
    stock and restricted stock units made to directors, officers and employees under the Company's Long-Term Equity Compensation Plan prior to this Annual Meeting to allow accelerated vesting upon certain circumstances related to a change in control; and (ii) establish the vesting terms and conditions for future awards without regard to previous limitations (Proposal 2).

3. The proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments of the meeting, in accordance with the determination of a majority of the Company's Board of Directors.


Please check box if you plan to attend the February 8, 2001
Annual Shareholders Meeting.                                                 |_|

   ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PREPAID ^

                           TROY FINANCIAL CORPORATION

--------------------------------------------------------------------------------
This proxy will be voted as directed by the undersigned shareholder. UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE COMPANY'S BOARD OF DIRECTORS AS TO ANY OTHER MATTERS. The above signed shareholder may revoke this proxy at any time before it is exercised by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The above signed shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. EACH EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ATTORNEY-IN-FACT, AND ANY OTHER FIDUCIARY SHOULD SIGN AND INDICATE HIS OR HER FULL TITLE. WHEN STOCK HAS BEEN ISSUED IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.

IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------